Exhibit 99.2

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is made and entered into as of the 29th day of June 2007 by and among Pacific Environmental Sampling, Inc., a California corporation ("PES"), Hugh Dallas, an individual, and Environmental Service Professionals, Inc., a Nevada corporation (the "Seller"), with respect to the following facts:

                                 R E C I T A L S

         A. PES has been a federally registered and regulated franchisor of environmental sampling companies which operated throughout North America (the "Business").

         B. Seller owns 1,000 shares or 100% of the total issued and outstanding capital stock of PES.

         C. Hugh Dallas, (, the "Buyer") desires to acquire from Seller and Seller desires to sell to the Buyer 1,000 shares of PES in exchange for one dollar and other good and valuable consideration.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agreement hereby agree as follows:


1.       SALE AND PURCHASE

         1.1 SALE AND PURCHASE OF STOCK. In consideration for the Purchase Price (as defined in Section 1.2 of this Agreement) and the other covenants of Buyer in this Agreement, Seller hereby agrees to convey to Buyer all of its capital stock (the "PES Stock") and right, title and interest in and to PES, on the Closing Date (as defined in Section 3.1 of this Agreement).

         1.2 PURCHASE PRICE. As consideration for the sale by Seller of the shares of PES Stock to the Buyer on the Closing Date (as defined in Section 3.1 of this Agreement), Buyer will pay sell one dollar in cash and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement (the "Purchase Price").

2.       CLOSING AND FURTHER ACTS.

         2.1 TIME AND PLACE OF CLOSING. Upon satisfaction or waiver of the conditions set forth in Section 5 of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at 1111 East Tahquitz Canyon Way, Suite 110, Palm Springs, California 92262 at
11:00 a.m. (local time) on the date that the parties may mutually agree in writing, but in no event later than as of June 30, 2007 (the "Closing Date"), unless extended by mutual written agreement of the parties.

         2.2 ACTIONS AT CLOSING. At the Closing, the following actions will take place:

                  (a) Buyer will pay to Seller the Purchase Price as described in Section 1.2 of this Agreement by delivery of one dollar in cash.

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                  (b) Seller will tender to the Buyer certificates and any other documents evidencing 100% of Seller's ownership in PES.

                  (c) Any additional documents or instruments as a party may reasonably request or as may be necessary to evidence and affect the sale, assignment, transfer and delivery of the PES Stock to the Buyer.

3.       REPRESENTATIONS AND WARRANTIES OF PES AND SELLER.

         PES and Seller represent and warrant to Buyer as follows:

         3.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. PES and Seller have full power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery, and performance of this Agreement by PES has been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of PES and Seller.

         3.2 SUBSIDIARIES. There is no corporation, general partnership, limited partnership, joint venture, association, trust or other entity or organization that PES directly or indirectly controls or in which PES directly or indirectly owns any equity or other interest.

         3.3 GOOD STANDING. PES (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated,
(ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         3.4 CHARTER DOCUMENTS AND CORPORATE RECORDS. PES has delivered to Buyer complete and correct copies or provided Buyer with the right to inspect true and complete copies of all (i) the articles of incorporation, bylaws and other charter or organizational documents of PES, including all amendments thereto,
(ii) the stock records of PES, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of PES. PES is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of PES that are not fully reflected in the appropriate minute books or other written records of PES.

         3.5 FINANCIAL STATEMENTS. PES has delivered to Buyer the following financial statements relating to PES prior to the Closing (the "PES Financial Statements"): (i) the unaudited balance sheet of PES as of March 31, 2007 and
(ii) the unaudited statements of income for the years ended December 31, 2005 and 2006 and the three months ended March 31, 2007 and the unaudited balance sheet, statements of retained earnings and shareholders' equity for the three months ended March 31, 2007. Except as stated therein or in the notes thereto, the PES Financial Statements: (a) present fairly the financial position of PES as of the respective dates thereof and the results of operations and changes in financial position of PES for the respective periods covered thereby; and (b) have been prepared in accordance with PES' normal business practices applied on a consistent basis throughout the periods covered. Buyer understands that pursuant to Section 6.1(c) of this Agreement, the PES Financial Statements will be audited, prepared in accordance with GAAP and delivered to the Buyer prior to or as soon as practicable after the Closing at the expense of Buyer.

         3.6 CAPITALIZATION. The authorized capital stock of PES consists of 100,000,000 shares of common stock, no par value per share, of which 1,000 shares are issued and outstanding, and 5,000,000 shares of preferred stock, no

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par value  per  share,  none of which are  issued  and  outstanding.  All of the outstanding shares of the capital stock of PES are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws.

4.       REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer represents and warrants to Seller as follows:

         4.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder.

         4.2 APPROVALS. To Buyer's knowledge, no authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Buyer in connection with the execution, delivery or performance of this Agreement.

         4.3 BROKERS. Buyer has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to Buyer's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         4.4 REPRESENTATIONS TRUE ON CLOSING DATE. To the Buyer's knowledge, the representations and warranties of Buyer set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

         4.5 NON-DISTRIBUTIVE INTENT. The shares of PES Stock being purchased by the Company pursuant to this Agreement are not being acquired by the Company with a view to the public distribution of them.

         4.6 NON CONTRAVENTION. To the Company's knowledge neither the execution and delivery of this Agreement, nor the performance of this Agreement will contravene or result in a material violation of any of the provisions of any other agreement or obligation of the Company.

5.       CONDITIONS TO CLOSING.

         5.1 CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. Buyer's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Buyer of the following:

                  (a)  Seller   shall  have   delivered   to  the   Company  all
         certificates evidencing Seller's ownership of 100% of the capital stock of PES, of which 1,000 shares will be reissued to Hugh Dallas,.

                  (b) Hugh Dallas shall have been appointed to the Board of Directors of PES (effective as of the Closing) and Edward Torres shall have submitted his resignation (to be effective as of the Closing) from the Board of Directors of PES. Edward Torres shall have submitted his resignation (to be effective as of the Closing) as the Chief Executive Officer, President, Chief Financial Officer, and Secretary of PES and Hugh Dallas shall have been appointed as the Chief Executive Officer, President, Chief Financial Officer, and Secretary of PES.

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                  (c) All  representations and warranties of PES and Seller made in this Agreement or in any exhibit or schedule hereto delivered by PES or Seller must be true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

         5.2 CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE. Seller's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Seller of the following:

                  (a) All representations and warranties of Buyer made in this Agreement or in any exhibit hereto delivered by Buyer must be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

                  (b) Buyer must have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

         5.3 NOTICE REQUIREMENT. Seller or PES will give prompt written notice to Buyer of any development occurring after the date of this Agreement, or any item about which PES did not have actual knowledge on the date of this Agreement, which causes or reasonably could be expected to cause a breach of any of the representations and warranties in Section 4 of this Agreement. Buyer will give prompt written notice to Seller of any development occurring after the date of this Agreement, or any item about which Buyer did not have actual knowledge on the date of this Agreement, which causes or reasonably could be expected to cause a breach of any of the representations and warranties in Section 4 of this Agreement.

6.       FURTHER ASSURANCES AND POST CLOSING COVENANTS AND OBLIGATIONS.

         Following the Closing, Buyer shall, whenever reasonably requested by Seller (including reasonable prior notice to Buyer) and during normal business hours, permit Seller or their respective representatives to have access to such business records (including without limitation computer files) turned over to Buyer pursuant to this Agreement as may be required by Seller. Buyer shall use commercially reasonable efforts to preserve and maintain PES' payroll records for each fiscal year until the expiration of the statute of limitations (and any waivers or extensions thereof) for tax purposes relating to such year, and all other records relating to the Business for at least three years after the Closing Date.

7.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made by each of the parties hereto will survive the Closing for a period of three years after the Closing Date.

8.       INJUNCTIVE RELIEF.

         8.1 DAMAGES INADEQUATE. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

         8.2 INJUNCTIVE RELIEF. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, will be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such

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action or  proceeding is brought in equity to enforce  them,  the  defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

9.       FURTHER ASSURANCES.

         Following the Closing, Seller shall furnish to Buyer such instruments and other documents as Buyer may reasonably request for the purpose of carrying out or evidencing the transactions contemplated hereby.

10.      FEES AND EXPENSES.

         Each party hereto shall pay all fees, costs and expenses that it incurs in connection with the negotiation and preparation of this Agreement and in carrying out the transactions contemplated hereby (including, without limitation, all fees and expenses of its counsel and accountant).

11.      WAIVERS.

         If any party at any time waives any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein will not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

12.      SUCCESSORS AND ASSIGNS.

         Each covenant and  representation  of this  Agreement will inure to the
benefit  of  and  be  binding   upon  each  of  the  parties,   their   personal
representatives, assigns and other successors in interest.

13.      ENTIRE AND SOLE AGREEMENT.

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the parties against whom the amendment is sought to be enforced.

14.      GOVERNING LAW.

         This Agreement will be governed by the laws of California without giving effect to applicable conflict of laws provisions. With respect to any litigation arising out of or relating to this Agreement, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits located in Los Angeles County, California.

15.      COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and such counterparts will constitute but one and the same instrument.

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16.      ASSIGNMENT.

         Except in the case of an affiliate of the Buyer, this Agreement may not be assignable by any party without prior written consent of the other parties.

17.      REMEDIES.

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party will have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

18.      SECTION HEADINGS.

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and will not be used in construing it.

19.      SEVERABILITY.

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not affect the validity or enforceability of any other provision or part of this Agreement.

20.      NOTICES.

         Each notice or other communication hereunder must be in writing and will be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient will have specified in a written notice given to the other parties hereto):

         If to PES:      Pacific Environmental Sampling, Inc.
                         1111 Tahquitz Canyon Way, Suite 110
                         Palm Springs, California 92262
                         Attention:  Ed Torres, Chief Executive Officer

                         Telephone: (760) 327-5284
                         Facsimile: (760) 327-5630


         If to Seller:   Environmental Service Professionals, Inc.
                         1111 Tahquitz Canyon Way, Suite 110
                         Palm Springs, California 92262
                         Attention:  Ed Torres, Chief Executive Officer

                         Telephone: (760) 327-5284
                         Facsimile: (760) 327-5630



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         If to Buyer:   Hugh Dallas
                        1111 Tahquitz Canyon Way, Suite 110
                        Palm Springs, California 92262

                        Telephone: (760) 327-5284
                        Facsimile: (760) 327-5630

21.      PUBLICITY.

         Except as may be required in order for a party to comply with applicable laws, rules, or regulations or to enable a party to comply with this Agreement, or necessary for the Buyer to prepare and disseminate any private or public placements of its securities or to communicate with its shareholders, no press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement will be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval will not be unreasonably withheld.

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

PES:                    PACIFIC ENVIRONMENTAL SAMPLING, INC.,
                        a California corporation



                        By:/s/Edward Torres
                        --------------------------------------------------------
                            Edward Torres, President


SELLER: ENVIRONMENTAL SERVICE PROFESSIONALS, INC., a Nevada corporation



                        By:/s/Edward Torres
                        --------------------------------------------------------
                            Edward Torres, President



BUYER:

                        /s/Hugh Dallas
                        --------------------------------------------------------
                            Hugh Dallas



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